UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number:	811-06674

Exact name of registrant as specified in charter:	The Greater China Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2012

Date of reporting period:	12/31/2012

Item 1 –	Reports to Stockholders

ANNUAL REPORT

December 31, 2012

The Greater China Fund, Inc.

The Greater China Fund, Inc.

This report, including the financial statements herein, is sent to the shareholders of The Greater China Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

The Greater China Fund, Inc.

c/o Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

www.greaterchinafund.com

For shareholder account information call 1-866-333-6532.

Please contact Aberdeen Asset Management Inc., the Fund’s Investor and Public Relations Firm at 1-866-839-5205 or e-mail InvestorRelations@aberdeen-asset.com.

Additional information (including updated net asset value and market price) may be obtained on the Fund’s internet site.

The Fund’s CUSIP number is 39167B102.

The Greater China Fund, Inc.

The Fund’s Management and Service Providers

Directors

Edward Y. Baker, Chairman

John A. Bult

Vincent Duhamel

John A. Hawkins

Gregory A. Hazlett

C. William Maher

Moritz A. Sell

Jonathan J.K.Taylor

Tak Lung Tsim

Executive Officers

Alan R. Goodson, President

Christian Pittard, Vice President

Grace C. Torres, Treasurer, Principal Financial and Accounting Officer and Vice President

Deborah A. Docs, Chief Legal Officer and Secretary

Andrew R. French, Assistant Secretary

Valerie M. Simpson, Chief Compliance Officer

Theresa C. Thompson, Deputy Chief Compliance Officer

Lana Lomuti, Assistant Treasurer

Peter Parrella, Assistant Treasurer

Investment Manager

Effective January 9, 2013:

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01, Capital Square Two, Singapore 049480

Administrator

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Shareholder Servicing Agent

BNY Mellon Investment Servicing

P.O. Box 358016

Pittsburgh, Pennsylvania 15252-8016

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legal Counsel

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

The Greater China Fund, Inc.

Letter to Shareholders

February 2013

Dear Shareholders,

In our Letter to Shareholders last year, we highlighted that “your Board looks forward to a return to a stronger stock market environment in China, but not without volatility.”

As we had anticipated, investors in all equity markets experienced considerable volatility in 2012, and the Chinese stock market was no exception. Economic data for China reported in 2012, while still generally more favourable than for developed markets and many emerging markets, failed to impress market analysts. The GDP growth rate, in particular, continued to trend lower. Although the first quarter performance of the Chinese stock market at 12.0% was good, as measured by the MSCI Golden Dragon Index (The Greater China Fund’s benchmark index), the Greater China equity markets reacted negatively to disappointing economic activity in the second quarter and the Fund’s benchmark index fell by 6.4%. The Fund’s performance also suffered. As we progressed into the second half of the year, however, and particularly in the final quarter, the Chinese stock market staged a strong rally, offsetting the declines in the second quarter. The combination of stronger GDP growth data, overcoming the downward trend of the prior several quarters, and the smooth transfer of power to a new generation of leaders removed some of the concerns which had weighed heavily on the Chinese stock market. For the year as a whole, the total return of the MSCI Golden Dragon Index was a very impressive 22.7%. The total return of the Fund, based on Net Asset Value, was 19.4%. While this total return lagged the total return of the benchmark index, the performance of the Fund in 2012 represented a significant recovery from the difficult market conditions that prevailed in 2011.

I agree with shareholders and market observers that 2009-2012 was indeed a tumultuous period for the Fund. The year 2012, in particular, marked a significant milestone. After a thorough and exhaustive due diligence process that included the engagement of Mercer (Hong Kong) Limited as an independent consultant, the Board of Directors of the Fund voted unanimously to recommend to shareholders that Aberdeen Asset Management Asia Limited (“Aberdeen”) be approved as the Fund’s new Investment Manager. I am very pleased that at a Special Meeting of shareholders of the Fund held on January 8, 2013, the proposed Investment Management Agreement between the Fund and Aberdeen was approved overwhelmingly.

Immediately after the approval of Aberdeen, the Fund commenced a Tender Offer for up to 70% of the Fund’s issued and outstanding shares at a price per share equal to 99% of the Fund’s net asset value per share. The Tender Offer was completed on February 6, 2013 and 65.8% of the Fund’s outstanding shares were tendered. The Tender Offer provided liquidity for shareholders who tendered and preserved a viable investment vehicle for Fund shareholders under the capable investment management of Aberdeen.

This is my last Letter to Shareholders as Chairman of the Fund. I will be stepping down as Chairman and retiring as a director effective at the June 2013 Annual Meeting of the Fund. I thank all of the shareholders for their support over the five years that I served as Chairman. The Governance and Nominating Committee of the Fund will be meeting on February 25th to vote to recommend to the Board of Directors a member to be elected as my successor.

The Board of Directors of the Fund is comprised of members that possess the requisite skills, knowledge and experience to exercise their fiduciary duty to represent the interests of the Fund’s shareholders. With the impressive qualifications of the Fund’s directors combined with a very experienced Investment Manager in Aberdeen, I am confident that the Fund will continue to be an excellent long-term investment, especially given Aberdeen’s investment philosophy and process that will be followed in managing Greater China equities in general, and the Fund in particular.

Sincerely,

Edward Y. Baker, CFA

Chairman

The Greater China Fund, Inc.

Annual Report of the Investment Manager

For the year ended December 31, 2012

Overview

China equities registered a positive 2012 due mainly to further signs of recovery in China’s economy, the smooth transition of power to China’s new generation of leaders, and continuous foreign capital inflows. The economy started to recover in the fourth quarter, with GDP, industrial production and retail sales all edging higher. Corporate earnings expectations started to move slightly higher during the quarter. These developments bode well for China’s stock market in 2013.

Performance

The return of the Fund based on the published Net Asset Value (“NAV”) of the Fund after giving effect to the reinvestment of Fund dividends, using the end of ex-date NAV, rose by 19.4% over the year, compared to a 22.7% gain in the benchmark index.

Sector allocation contributed positively to performance relative to the benchmark, where the decision to underweight Materials and the expensive Consumer Staples sectors added value. This was, however, offset by negative stock selection, especially in the Information Technology and Consumer Discretionary sectors. On the other hand, stock selection in Industrials contributed positively, particularly railway-related names such as China Railway Construction and China Railway Group, leading railway construction companies. The Fund’s investment in Zhuzhou CSR Times Electric, a manufacturer of train-borne electrical systems, also rallied as sentiment towards railway investment in China turned more positive.

Our stance on non-bank financials also supported performance. Specifically, our overweight positions in both Hong Kong and Chinese property developers such as China Resources Land, Wharf Holdings, China Overseas Land, brokers such as Haitong Securities, and insurance firms such as China Pacific Insurance rallied on improving fundamentals and attractive valuations. Elsewhere, positive contributions came from selected holdings in Information Technology such as Tencent, Catcher and Asustek, all benefiting from stronger demand for handheld devices and internet usage.

Against this, our overweight positions in U.S. listed Chinese companies such as Netease.com and Baidu detracted from relative performance. Besides fundamental reasons, a sharp sell-off in these Chinese companies listed in the U.S. was caused by escalating accounting disputes between China and the U.S., which we believe will be resolved in due course. Our stock selection in China Unicom also disappointed due to rising price competition for the company. Elsewhere, Springland, a department store operator in eastern China, was another major detractor, following evidence that sales growth was starting to slow.

In terms of quarterly performance, the Fund’s NAV increased during the first quarter. However, the renewed concern of a slowdown in China and profit taking brought down the NAV during the second quarter. Nevertheless, with the economy starting to show signs of bottoming out the NAV recovered during the second half of 2012.

The Greater China Fund, Inc.

Quarterly NAV Performance

* MSCI Golden Dragon from 10/24/2011, previously MSCI Zhong Hua after 1/6/2000 and MSCI China before 1/6/2000

Source: Baring Asset Management as at 12/31/2012

Calendar Year NAV Performance

* MSCI Golden Dragon from 10/24/2011, previously MSCI Zhong Hua after 1/6/2000 and MSCI China before 1/6/2000

** Performance excluding the dilutive effect of rights offering: 2010: 3.4%.

Source: Baring Asset Management as at 12/31/2012

The Greater China Fund, Inc.

Annual Report of the Investment Manager

Continued

Rolling Year NAV Performance to December 31, 2012 (Annualized)

Total Return – Inclusive of the dilutive effect of rights offering

* MSCI Golden Dragon from 10/24/2011, previously MSCI Zhong Hua after 1/6/2000 and MSCI China before 1/6/2000

Source: Baring Asset Management as at 12/31/2012

Total Return – Exclusive of the dilutive effect of rights offering

* MSCI Golden Dragon from 10/24/2011, previously MSCI Zhong Hua after 1/6/2000 and MSCI China before 1/6/2000

Source: Baring Asset Management as at 12/31/2012

The Greater China Fund, Inc.

Economic Review

Towards the end of 2012, investor sentiment started to turn from being overly pessimistic to being more rational on market valuations considering the growth prospects for Asia’s largest economy. In our view, despite the recent rally, current valuations still appear attractive in a historical context, and offer investors an attractive opportunity to participate in a multi-year growth story.

We are encouraged by the government’s commitment to shift the economy away from exports and fixed asset investment and towards domestic consumption. This change may lead to a slowing of activity in the short-term, but we believe that it will benefit the sustainability of growth in the Chinese economy over the long-term. The authorities have placed a strong emphasis on implementing policies which should boost domestic demand.

Since January 9, 2013 the Fund has been managed by Aberdeen Asset Management Asia Limited.

Baring Asset Management (Asia) Ltd.

Aberdeen Asset Management Asia Limited

On January 8, 2013, the shareholders of the Fund voted to approve a new investment management agreement between the Fund and Aberdeen Asset Management Asia Limited. Aberdeen Asset Management Asia Limited, a direct wholly-owned subsidiary of Aberdeen Asset Management PLC (together with its affiliates “Aberdeen”), assumed responsibility for the investment management of the Fund on January 9, 2013, replacing the Fund’s prior investment manager, Baring Asset Management (Asia) Ltd.

Aberdeen Asset Management has been providing investment management services for both private clients and institutional investors since 1983 and has been managing North American registered closed-end funds since 2000. With 31 offices in 23 countries around the world, Aberdeen is one of the world’s largest independent asset management firms, responsible for the management of more than $314 billion in assets as of December 31, 2012.

Aberdeen Group manages 26 equity and 4 fixed income closed-end funds around the world representing more than $13 billion in assets. Including the Fund, Aberdeen serves as the investment manager or sub-adviser to 15 North American registered closed-end funds aggregating $6.2 billion in gross assets as of December 31, 2012.

Strategy Review

Aberdeen’s Asian Equity Team, led by Hugh Young, has been investing in the Asia-Pacific and Greater China region since 1985. The team is based predominantly in Singapore, but with investment representatives located across the region in Hong Kong, Bangkok, Kuala Lumpur, Sydney and Tokyo.

The Greater China Fund, Inc.

Annual Report of the Investment Manager

Concluded

Aberdeen employs a team based approach to portfolio management and maintains no distinction between portfolio managers and research analysts. Aberdeen’s investment professionals maintain both portfolio management and research responsibilities and conduct extensive due diligence on companies via direct visits with company management.

Aberdeen is committed to its established clear and consistent investment process across the globe. We employ extensive company research, due diligence, and a thorough approach to portfolio construction. Careful and thorough stock selection is crucial to our approach in the Greater China region. We undertake rigorous research in every prospective and existing holding, with a strong emphasis on meeting with companies face-to-face. We believe that over the long term, share prices reflect underlying business fundamentals.

Outlook

Looking ahead, investor sentiment is likely to remain driven by China’s policy action and the outlook for the mainland’s economy. In China, manufacturing activity data improved in the fourth quarter, as did retail sales and industrial production, driven by increased infrastructure spending. On the other hand, export growth slowed, reflecting global economic weakness. In Hong Kong, economic data is broadly positive. The unemployment rate has decreased thanks partly to healthy tourism inflows. Retail sales continue to rise, as do exports, while inflation is holding steady at 3.7%.

The equity market appears increasingly confident that China’s economy has turned a corner after two years of slowing growth. Still, there is cause for caution. External headwinds persist; budget woes in the U.S. and lingering debt issues in Europe, China’s biggest trading partners, could cast a cloud over the country’s outlook. Another issue is that growth remains heavily dependent on government investment, which is unsustainable over the longer term, and risks widespread misallocation of capital. Decelerating growth and lower inflation have bolstered stimulus hopes, but policymakers will be constrained by potential resurgence of the property bubble. The earnings outlook is likely to stay muted in the near-term, but we believe the companies that we invest in are in good shape and stock valuations are still attractive.

Our emphasis is on high-quality companies that can overcome uncertainties and thrive in good times, hence our general preference for well-established Hong Kong-domiciled companies that do business on the mainland.

Aberdeen Asset Management Asia Limited

The Greater China Fund, Inc.

These reports of the Investment Manager are intended to assist shareholders in understanding how the Fund performed during the fiscal year ended December 31, 2012 and reflects the Investment Manager’s views at the time of its writing. Of course, these views may change in response to changing circumstances and they do not guarantee the future performance of the markets or the Fund. We encourage you to consult your financial advisor regarding your personal investment program.

The Greater China Fund, Inc.

Top Ten Equity Holdings (Unaudited)

As of December 31, 2012

Percentage of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	5.8%

Industrial & Commercial Bank of China Ltd. “H”	5.3

AIA Group Ltd.	3.6

China Construction Bank Corp. “H”	3.5

China Mobile Ltd.	3.2

China Life Insurance Co. Ltd. “H”	3.1

Hutchison Whampoa Ltd.	2.8

Hon Hai Precision Industry Co. Ltd.	2.8

Tencent Holdings Ltd.	2.5

China Pacific Insurance Group Co. Ltd. “H”	2.4
Total	35.0%

The Greater China Fund, Inc.

Industry Diversification (Unaudited)*

As of December 31, 2012

Percentage of Net Assets
EQUITIES

Consumer Discretionary	9.2%

Consumer Staples	1.5

Energy	7.4

Financials	40.0

Health Care	1.2

Industrials	7.0

Information Technology	22.1

Materials	3.5

Telecommunication Services	4.9

Utilities	3.0

TOTAL EQUITIES	99.8%

SHORT-TERM INVESTMENT	0.7

TOTAL INVESTMENTS	100.5%

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS	(0.5)

NET ASSETS	100.0%

*	The classifications shown in the “Industry Diversification” chart may be comprised of more than one industry group.

The Greater China Fund, Inc.

Portfolio of Investments

December 31, 2012

Shares	Description	Value (Note 1)
	EQUITIES - 99.8%
	CHINA - 48.3%
	Consumer Discretionary - 3.1%
1,302,000	Belle International Holdings Ltd.	$2,879,471
3,800,000	Geely Automobilie Holdings Ltd.	1,836,314
1,553,000	Golden Eagle Retail Group Ltd.	3,867,957
2,591,000	Springland International Holdings Ltd.	1,387,490

		9,971,232

	Consumer Staples - 0.5%
522,000	Tingyi (Cayman Islands) Holding Corp.	1,468,630

	Energy - 7.4%
772,000	China Oilfield Services Ltd. “H”	1,618,705
5,198,000	China Petroleum & Chemical Corp. “H”	5,984,324
767,000	China Shenhua Energy Co. Ltd. “H”	3,435,637
2,253,000	CNOOC Ltd.	4,963,389
1,794,000	Kunlun Energy Co. Ltd.	3,793,129
3,058,000	PetroChina Co. Ltd. “H”	4,411,675

		24,206,859

	Financials - 21.6%
2,166,000	Agile Property Holdings Ltd.	3,109,663
13,314,000	Bank of China Ltd. “H”	6,029,680
13,937,780	China Construction Bank Corp. “H”	11,390,122
3,044,000	China Life Insurance Co. Ltd. “H”	10,081,918
1,712,441	China Overseas Land & Investment Ltd.	5,206,557
2,064,800	China Pacific Insurance Group Co. Ltd. “H”	7,785,333
1,630,000	China Resources Land Ltd.	4,516,235
1,784,800	Haitong Securities Co. Ltd. “H” (2)	3,111,606
24,070,835	Industrial & Commercial Bank of China Ltd. “H”	17,373,771
841,500	Longfor Properties Co. Ltd.	1,673,124

		70,278,009

	Industrials - 3.7%
2,238,000	China Railway Construction Corp. Ltd. “H”	2,589,006
1,710,000	China State Construction International Holdings Ltd.	2,087,334
1,505,000	Zhuzhou CSR Times Electric Co. Ltd. “H”	5,711,971
1,188,800	Zoomlion Heavy Industry Science and Technology Co. Ltd. “H”	1,790,076

		12,178,387

	Information Technology - 5.9%
26,200	Baidu, Inc. (ADR) (1)	2,627,598
3,850,000	Lenovo Group Ltd.	3,549,931
75,600	Netease.com, Inc. (ADR) (1)	3,216,780
28,600	SINA Corp. (1)	1,436,292

See Notes to Financial Statements.

The Greater China Fund, Inc.

Shares	Description	Value (Note 1)
	Information Technology (continued)
252,600	Tencent Holdings Ltd.	$8,284,448

		19,115,049

	Materials - 1.8%
2,338,000	China Resources Cement Holdings Ltd.	1,571,011
1,149,000	Jiangxi Cooper Co. Ltd. “H”	3,095,184
772,500	Zhaojin Mining Industry Co. Ltd. “H”	1,236,451

		5,902,646

	Telecommunication Services - 4.3%
880,000	China Mobile Ltd.	10,355,578
2,288,000	China Unicom (Hong Kong) Ltd.	3,720,122

		14,075,700

	Total China	157,196,512

	HONG KONG - 28.0%
	Consumer Discretionary - 5.3%
1,371,800	Chow Tai Fook Jewellery Group Ltd.	2,234,095
499,000	Galaxy Entertainment Group Ltd. (1)	2,000,881
2,806,000	Giordano International Ltd.	2,720,413
828,000	Li & Fung Ltd.	1,494,115
563,600	Sands China Ltd.	2,519,667
2,612,000	Techtronic Industries Co. Ltd.	4,944,121
354,000	Yue Yuen Industrial (Holdings) Ltd.	1,197,300

		17,110,592

	Financials - 15.7%
2,925,200	AIA Group Ltd.	11,602,324
460,200	Bank of East Asia Ltd.	1,787,099
2,056,000	BOC Hong Kong (Holdings) Ltd.	6,467,728
475,000	Cheung Kong (Holdings) Ltd.	7,390,719
613,000	Henderson Land Development Co. Ltd.	4,388,596
209,000	Hong Kong Exchanges & Clearing Ltd.	3,616,990
322,000	Sun Hung Kai Properties Ltd.	4,883,207
1,054,400	Swire Properties Ltd.	3,551,235
709,600	Wharf Holdings Ltd. (The)	5,655,316
350,000	Wheelock & Co. Ltd.	1,785,382

		51,128,596

	Industrials - 3.3%
896,000	Cathay Pacific Airways Ltd.	1,664,227
859,000	Hutchison Whampoa Ltd.	9,102,780

		10,767,007

	Information Technology - 0.7%
610,500	AAC Technologies Holdings Inc.	2,164,723

See Notes to Financial Statements.

The Greater China Fund, Inc.

Portfolio of Investments

Continued

Shares	Description	Value (Note 1)
	Utilities - 3.0%
514,000	Cheung Kong Infrastructure Holdings Ltd.	$3,174,979
908,600	Hong Kong & China Gas Co. Ltd.	2,496,388
494,500	Power Assets Holdings Ltd.	4,242,595

		9,913,962

	Total Hong Kong	91,084,880

	TAIWAN - 22.3%
	Consumer Discretionary - 0.8%
466,000	Giant Manufacturing Co. Ltd.	2,682,489

	Consumer Staples - 1.0%
1,831,840	Uni-President Enterprises Corp.	3,374,615

	Financials - 2.7%
8,957,271	Chinatrust Financial Holding Co. Ltd.	5,325,873
4,225,404	Mega Financial Holding Co. Ltd.	3,309,632

		8,635,505

	Information Technology - 15.5%
384,000	ASUSTeK Computer Inc.	4,348,562
8,300,000	AU Optronics Corp. (1)	3,766,462
868,000	Delta Electronics Inc.	3,198,954
2,939,640	Hon Hai Precision Industry Co. Ltd.	9,099,125
157,000	HTC Corp.	1,639,926
63,000	LARGAN Precision Co. Ltd.	1,696,976
405,602	MediaTek Inc.	4,537,502
90,000	MStar Semiconductor Inc.	680,477
1,277,000	Siliconware Precision Industries Co. Ltd.	1,375,638
5,656,000	Taiwan Semiconductor Manufacturing Co. Ltd.	18,918,248
2,839,000	United Microelectronics Corp.	1,147,461

		50,409,331

	Materials - 1.7%
1,010,000	Formosa Chemicals & Fibre Corp.	2,622,836
1,018,000	Formosa Plastics Corp.	2,768,088

		5,390,924

	Telecommunication Services - 0.6%
827,000	Far EasTone Telecommunications Co. Ltd.	2,111,644

	Total Taiwan	72,604,508

See Notes to Financial Statements.

The Greater China Fund, Inc.

Units	Description	Value (Note 1)
	WARRANTS (1) - 1.2%
	CHINA - 1.2%
	Health Care - 1.2%
1,123,544	Hualan Biological Engineering Inc. “A”, expires 09/14/16 (XLUX)	$3,794,096

	Total Equities (cost $280,145,175)	324,679,996

Shares	SHORT-TERM INVESTMENT - 0.7%
	Money Market Fund (2) - 0.7%
2,263,819	JPMorgan Prime Money Market Fund, 0.01% (cost $2,263,819)	2,263,819

	Total Investments (cost $282,408,994) - 100.5%	326,943,815
	Liabilities in excess of cash and other assets - (0.5%)	(1,467,529)

	Net Assets - 100.0%	$325,476,286

The following abbreviations are used in the portfolio descriptions:

ADR - American Depositary Receipt

XLUX - Luxembourg Stock Exchange

(1)	Non-income producing security.
(2)	Rates shown reflect yield at December 31, 2012.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices generally in active markets for identical securities.

Level 2 – other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3 – significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

Investments in Securities	Level 1	Level 2	Level 3
Equities
China	$7,280,670	$149,915,842	$–
Hong Kong	–	91,084,880	–
Taiwan	–	72,604,508	–
Warrants
China	3,794,096	–	–
Money Market Funds	2,263,819	–	–

Total	$13,338,585	$313,605,230	$–

Fair Value of Level 2 investments at December 31, 2011 was $0. An amount of $185,463,016 was transferred from Level 1 into Level 2 at December 31, 2012 as a result of fair valuing such foreign securities using third-party vendor modeling tools. Such fair values are used to reflect the impact of significant market movements between the time at which the Fund normally values its securities and the earlier closing of foreign markets. It is the Fund’s policy to recognize transfers in and transfers out at the fair values as of the beginning of period.

See Notes to Financial Statements.

The Greater China Fund, Inc.

Portfolio of Investments

Concluded

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives
Derivatives not designated as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value
Equity contracts	Investments, at value	$3,794,096

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

For the year ended December 31, 2012, the Fund did not have any realized gain or (loss) on derivatives recognized in income.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Warrants
Equity contracts	$(358,576)

See Notes to Financial Statements.

The Greater China Fund, Inc.

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments, at value (cost $282,408,994)	$326,943,815
Cash	1,147
Foreign currency (cost $4,335)	4,336
Receivable for securities sold	687,053
Prepaid assets	95,726
Dividends and interest receivable	28,007

Total assets	327,760,084

Liabilities
Payable for securities purchased	1,638,761
Investment management fee payable	286,351
Professional services	175,286
Accrued expenses	129,626
Administration fee payable	53,774

Total liabilities	2,283,798

Net Assets	$325,476,286

Composition of Net Assets
Common stock, $0.001 par value; 24,268,012 shares issued and outstanding (100,000,000 shares authorized)	$24,268
Paid-in capital in excess of par	306,884,083

306,908,351
Distributions in excess of net investment income	(652,681)
Accumulated net realized loss on investment and foreign currency transactions	(25,314,206)
Net unrealized appreciation on investments and other assets and liabilities denominated in foreign currencies	44,534,822

Net Assets	$325,476,286

Shares Outstanding	24,268,012

Net Asset Value Per Share	$13.41

See Notes to Financial Statements.

The Greater China Fund, Inc.

Statement of Operations

For the Year Ended December 31, 2012

Investment Income
Dividends (net of foreign withholding taxes of $768,249)	$6,911,563
Securities lending income, net	390,430

Total investment income	7,301,993

Expenses
Investment management fees	3,223,379
Administration fees	592,901
Directors’ fees and expenses	795,000
Professional services	773,000
Custodian and accounting fees	352,000
Insurance expense	155,000
Reports and notices to shareholders	108,000
New York Stock Exchange listing fee	25,000
Transfer agent fees and expenses	12,000
Miscellaneous expenses	107,561

Total expenses	6,143,841

Net investment income	1,158,152

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions	(17,669,248)
Foreign currency transactions	(48,312)

(17,717,560)
Net change in unrealized appreciation (depreciation) on:
Investments	69,652,081
Foreign currencies	(462)

69,651,619
Net realized and unrealized gain (loss) on investment and foreign currency transactions	51,934,059

Net Increase in Net Assets from Investment Operations	$53,092,211

See Notes to Financial Statements.

The Greater China Fund, Inc.

Statement of Changes in Net Assets

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Increase (Decrease) from Investment Operations
Net investment income	$1,158,152	$2,405,501
Net realized gain (loss) on:
Investment transactions	(17,669,248)	3,111,446
Foreign currency transactions	(48,312)	(255,620)

	(17,717,560)	2,855,826
Net change in unrealized appreciation (depreciation) on:
Investments	69,652,081	(91,226,894)
Foreign currencies	(462)	4,765

	69,651,619	(91,222,129)
Total increase (decrease) from investment operations	53,092,211	(85,960,802)

Dividends and Distributions to Shareholders from:
Dividends paid from net investment income and net realized gain from foreign currency transactions	(1,249,803)	(4,720,128)
Distributions paid from net realized gain on investments	–	(679,504)

Total dividends and distributions to shareholders	(1,249,803)	(5,399,632)

Common Stock Transactions (Note 7)
Cost from Fund’s Share Repurchase Plan (Note 9)	–	(427,892)*
Cost of Shares Tendered (Note 10)	–	(68,729,123)

Net increase (decrease) in net assets from capital stock transactions	–	(69,157,015)

Net increase (decrease) in net assets	51,842,408	(160,517,449)

Net Assets
Beginning of year	273,633,878	434,151,327

End of year (including distributions in excess of net investment income of $(652,681) and $(632,334), respectively)	$325,476,286	$273,633,878

*	Principal amount of $427,038 and commissions paid to Morgan Stanley of $854.

See Notes to Financial Statements.

The Greater China Fund, Inc.

Notes to Financial Statements

Note 1.	Organization and Significant Accounting Policies

The Greater China Fund, Inc. (the “Fund”) was incorporated in Maryland on May 11, 1992, as a non-diversified, closed-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation through investment in listed equity securities of companies that (i) are organized under the laws of, and have their principal place of business in, China and/or Hong Kong and/or Taiwan; or (ii) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in China and/or Hong Kong and/or Taiwan or have at least 50% of their assets in China and/or Hong Kong and/or Taiwan. Investment operations commenced on July 23, 1992.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

Valuation of Investments

The Fund holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors has delegated fair valuation responsibilities to the Fund’s Investment Manager through the adoption of Valuation Procedures for valuation of the Fund’s securities. Under the Fund’s Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Fund’s investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Portfolio of Investments. The valuation methodologies and

The Greater China Fund, Inc.

significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stock, warrants, exchange-traded funds and financial derivative instruments (including futures contracts and certain options contracts on securities), that are traded on a securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. To the extent these securities are valued at the last sale price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Fund’s normal pricing time. These securities are valued using pricing vendor services that provide adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities-valued using such adjustment factors are classified as Level 2 of the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset value as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as these securities have the ability to be purchased or sold at their net asset value on the date of valuation.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. Where there are unobservable inputs used when determining such valuation, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net assets values.

The Fund may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such

The Greater China Fund, Inc.

Notes to Financial Statements

Continued

warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.

Investment Transactions and Investment Income

Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign currency transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Actual results could differ from such estimates.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using WM/Reuters closing spot rates as of 4:00 p.m. London time on the following basis:

(i)	the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the closing rate of exchange on the valuation date; and

(ii)	purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period.

Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period-end exchange rates are reflected as a component of unrealized appreciation (depreciation) on foreign currencies. Net realized foreign currency gains or losses are treated as ordinary income losses for income tax reporting purposes.

The Greater China Fund, Inc.

Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Tax

It is the Fund’s intention to continue to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gain to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains is accrued in accordance with the applicable jurisdiction’s tax rules and rates, which generally range between 0-20% of such income amounts.

Note 2.	Concentration of Risk

The Fund may have elements of risk, not typically associated with investments in the United States, due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable United States companies.

Note 3.	Investment Management and Administration Agreements

Until August 27, 2012 the Fund had an investment management agreement (the “Investment Management Agreement”) with Baring Asset Management (Asia) Ltd. (the “Investment Manager”), an indirect wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). MassMutual is a diversified financial services business. Under the terms of the Investment Management Agreement, the Investment Manager managed the Fund’s investments in accordance with the Fund’s investment objectives, policies and restrictions, and makes investment decisions on behalf of the Fund, including the selection of and the placing of orders with broker-dealers to execute

The Greater China Fund, Inc.

Notes to Financial Statements

Continued

portfolio transactions on behalf of the Fund. As a result of the shareholder vote on June 29, 2012 to terminate the Fund’s Investment Management Agreement, the Investment Management Agreement was replaced by an interim investment management agreement with the Investment Manager effective August 27, 2012. As compensation for its services under the Investment Management Agreement and the interim agreement, the Investment Manager received a monthly fee, computed weekly, at an annual rate of 1.15% of the Fund’s average weekly net assets up to $250 million and 0.75% of such net assets in excess of $250 million.

Prudential Investments LLC (the “Administrator”), has an administration agreement (the “Administration Agreement”) with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator receives a monthly fee, computed weekly, at an annual rate of 0.20% of the Fund’s average weekly net assets.

The Board of Directors has appointed an employee of the Administrator to serve as Chief Compliance Officer of the Fund to perform duties required in accordance with the requirements of Rule 38a-1 of the Investment Company Act.

Note 4.	Securities Lending

The Fund may lend up to 27.5% of its total assets to qualified broker-dealers or institutional investors. Under the terms of the securities lending agreement, the securities on loan are secured by cash, cash equivalents or U.S. government securities in an amount at least equal to 105% of the market value of the foreign securities on loan, which are marked-to-market daily. The Fund will retain record ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents and U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund’s lending agent is State Street Bank & Trust Company.

For the year ended December 31, 2012, the Fund earned $390,430 from securities lending activity. State Street Bank & Trust Company earned $130,233 in compensation as the Fund’s lending agent.

The Greater China Fund, Inc.

Note 5.	Purchases and Sales of Securities

For the year ended December 31, 2012, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $262,505,814 and $259,109,913, respectively.

Note 6.	Distributions and Tax Information

Distributions to shareholders are determined in accordance with United States federal income tax regulations, which may differ from generally accepted accounting principles. In order to present distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended December 31, 2012, the adjustments were to decrease distributions in excess of net investment income by $71,304, decrease accumulated net realized loss on investment and foreign currency transactions by $48,312 and decrease paid-in capital in excess of par by $119,616 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies and reclassification of distributions. Net investment income, net realized loss on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended December 31, 2012, the tax character of dividends paid by the Fund was $1,249,803 of ordinary income. For the year ended December 31, 2011, the tax character of dividends paid by the Fund were $4,603,614 of ordinary income and $796,018 of capital gains.

As of December 31, 2012, there were no distributable earnings on a tax basis.

For federal income tax purposes, the Fund had a capital loss carryforward as of December 31, 2012 of approximately $22,208,000 which can be carried forward for an unlimited period. No capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Fund incurred currency losses from November 1, 2012 to December 31, 2012 of approximately $1,200 which it will defer in the current fiscal year and recognize in the fiscal year ending December 31, 2013.

The Greater China Fund, Inc.

Notes to Financial Statements

Continued

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation on a tax basis as of December 31, 2012 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$286,166,731	$46,419,962	$(5,642,878)	$40,777,084

The difference between book basis and tax basis of investments is attributable to deferred losses on wash sales and investments in passive foreign investment companies.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s U.S. federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the U.S. Internal Revenue Service and state departments of revenue.

Note 7.	Capital Stock

There are 100,000,000 shares of $0.001 par value capital stock authorized. There were no transactions in shares of common stock for the year ended December 31, 2012. For the year ended December 31, 2011, the Fund repurchased 6,101,207 shares in connection with the Fund’s share repurchase program and tender offer.

Note 8.	New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

Note 9.	Share Repurchase Program

On May 25, 2011, the Fund announced that the Board of Directors approved the establishment of a Share Repurchase Plan pursuant to

The Greater China Fund, Inc.

which the Fund is authorized to repurchase up to 5% of the Fund’s outstanding common shares on June 30, 2011 during the period July 1, 2011 through June 30, 2012. For the period July 1, 2012 through June 30, 2013, the Board of Directors has authorized the Fund to repurchase pursuant to the Share Repurchase Plan up to 5% of the Fund’s outstanding shares on June 30, 2012. The Board of Directors of the Fund may amend or terminate the Fund’s Share Repurchase Plan solely in its discretion, at any time during the duration of the Plan.

During the period from July 1, 2011 through August 16, 2011, the Fund repurchased 34,205 shares in the open market at an average price of $12.51 per share (including brokerage commissions) and at a weighted average discount to net asset value of 11.05%.

For the year ended December 31, 2012, the Fund did not repurchase any Fund shares.

Note 10.	Tender Offer Program

On May 25, 2011, the Fund announced that its Board of Directors approved up to two, consecutive, tender offers each for up to 5% of the Fund’s outstanding shares at a price per share equal to 98% of the Fund’s net asset value per share (“NAV”) as determined by the Fund on the next business day following the expiration date of the tender offer, or such later date to which the offer is extended, if the average discount to NAV of the per share trading price of the Fund’s shares on the NYSE is greater than 10% during the applicable twelve-week measurement period.

On August 30, 2011, the Fund announced that its Board of Directors approved an amendment to the tender offer program that replaces two tender offers each for up to 5% of the Fund’s outstanding shares with a one-time tender offer for up to 20% of the Fund’s outstanding shares. On September 16, 2011, the Fund commenced a tender offer for up to 6,067,002 of its shares of common stock at a price equal to 98% of the net asset value per share on the expiration date of the offer. The tender offer expired on October 17, 2011, at which time the offer was oversubscribed. The Fund purchased the maximum number of shares covered by the offer at a price of $11.30 per share, which represented a price equal to 98% of the net asset value per share as of the close of trading on the NYSE on October 17, 2011. The difference between the Fund’s NAV and the price of the repurchases resulted in a $0.04 increase to the Fund’s NAV per share.

Note 11.	Subsequent Events

On January 8, 2013, shareholders of the Fund approved Aberdeen Asset Management Asia Limited (“Aberdeen”) as the Fund’s new investment manager. Aberdeen will receive for their services, computed weekly and payable monthly, a fee at the annual rate of 1.00% of the Fund’s average

Notes to Financial Statements

Concluded

weekly net assets up to and including $100 million, 0.90% of the Fund’s average weekly net assets above $100 million up to and including $200 million, and 0.75% of the Fund’s average weekly net assets above $200 million.

In addition to approving Aberdeen as the Fund’s new investment manager, the Fund commenced an issuer tender offer to acquire in exchange for cash up to 70% of the Fund’s issued and outstanding shares at a price per share equal to 99% of the Fund’s net asset value per share as determined by the Fund on the next business day following the expiration date of the tender offer (the “Tender Offer”). The Tender Offer terminated at 11:59 p.m. Eastern Time on February 6, 2013. The Fund purchased 15,964,319 shares which represented 65.8% of the shares outstanding covered by the offer at a price of $13.32 per share, which represented a price equal to 99% of the net asset value per share as of the close of trading on the NYSE on February 7, 2013. The Fund made payment to the shareholders who tendered in an aggregate amount of $212,644,735. In connection with this tender the Fund’s investment portfolio may comprise more highly liquid investments than under normal circumstances to meet the liquidity needs for the settlement of this transaction. The reduced net assets of the Fund as a result of the Tender Offer will result in a higher expense ratio based on average net assets for the Fund.

The Greater China Fund, Inc.

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The Greater China Fund, Inc.

Financial Highlights

For the Years Ended December 31,
2012
Per Share Operating Performance:
Net asset value, beginning of year	$11.28

Increase (Decrease) From Investment Operations
Net investment income	0.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.13

Total from investment operations	2.18

Dividends and Distributions to Shareholders
Dividends from net investment income and net realized gain from foreign currency transactions	(0.05)
Distributions from net realized gain	–

Total dividends and distributions	(0.05)

Fund Share Transactions
Dilutive effect resulting from issuance of shares in stock dividend	–
Dilutive effect of rights offering	–
Offering costs charged to paid-in capital in excess of par	–
Accretion to net asset value, resulting from share repurchases and shares tendered	–

Total of share transactions	–

Net asset value, end of year	$13.41

Market value, end of year	$12.86

Total Investment Return (1)(2)	28.23%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$325,476
Ratio of expenses to average net assets	2.07%
Ratio of net investment income to average net assets	0.39%
Portfolio turnover	88%
*	Based on average shares outstanding.
(1)	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
(2)	Total investment return based on the net asset value (“NAV”) is calculated based on change in the NAV and assumes reinvestment of dividends and distributions, if any. For the years ended December 31, 2012 and December 31, 2011, such return would be 19.37% and (19.50)%, respectively, using the reinvestment price in accordance with the Fund’s Dividend Reinvestment Plan and 19.40% and (19.70)%, respectively, rounded, if the reinvestment price is based on end of ex-date NAV.

The Greater China Fund, Inc.

For the Years Ended December 31,
2011	2010	2009	2008

$14.30	$14.67	$8.90	$28.91

0.08 *	0.04 *	0.02	0.15 *
(2.93)	0.53	5.83	(13.45)

(2.85)	0.57	5.85	(13.30)

(0.18)	(0.01)	(0.08)	–
(0.03)	–	–	(6.66)

(0.21)	(0.01)	(0.08)	(6.66)

–	–	–	(0.05)
–	(0.80)	–	–
–	(0.13)	–	–
0.04	–	–	–

0.04	(0.93)	–	(0.05)

$11.28	$14.30	$14.67	$8.90

$10.07	$13.15	$13.92	$8.32

(21.85)%	(5.41)%	68.40%	(49.56)%

$273,634	$434,151	$333,947	$202,510
1.66%	1.85%	1.96%	2.01%
0.61%	0.30%	0.19%	0.93%
97%	68%	105%	133%

The Greater China Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

The Greater China Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The Greater China Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Greater China Fund, Inc. as of December 31, 2012, and the results of its operations, the statement of changes in net assets and financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2013

The Greater China Fund, Inc.

Approval of Investment Advisory Agreement

Approval Process and Factors Considered by the Board of Directors in Approving the Investment Management Agreement between the Fund and Aberdeen Asset Management Asia Limited

On June 29, 2012, at the Fund’s 2012 annual meeting of shareholders, a majority of the Fund’s outstanding shares of common stock were voted “For” termination of the Fund’s investment management agreement with Baring Asset Management (Asia) Ltd. (the “Prior Agreement”). Immediately following that vote, the Fund provided to Barings notice of termination of the Prior Agreement pursuant to the terms of the Prior Agreement. In addition, on that date, the Chairman of the Fund’s Board of Directors, Mr. Edward Y. Baker, who was in attendance at the annual meeting, along with Mr. John Bult, a Director of the Fund also present at the annual meeting, met with a representative of the City of London Investment Management Group (“COL”) to inform COL that the Board recognizes that COL is the Fund’s largest stockholder and that its views would be considered in determining an appropriate course of action for the Fund and the Fund issued a press release.

On July 5, 2012, a meeting of the Board was held to consider an appropriate course of action for the Fund in light of the shareholder vote. The Board determined that it would be in the best interest of the Fund and its shareholders to initiate a search for a successor to Barings to serve as investment adviser for the Fund. The Board also determined that its Management Engagement Committee should take the lead in identifying a consulting firm to identify appropriate candidates to serve as investment adviser for the Fund and in preparing a request for proposal to be sent to the candidates. The Board also determined that the Management Engagement Committee should contact Mercer (Hong Kong) Limited, an independent consultant (“Mercer”) that assisted the Board during the earlier part of the year, given its existing database of potential candidates. At a meeting of the Management Engagement Committee on July 30, 2012, Mercer identified 19 candidates to the Committee. The Committee and Mercer discussed the qualifications of the candidates and considered, among other things, any capacity constraints expressed by the candidates; Mercer’s views regarding the candidates’ capabilities; the candidates’ presence in Asia; and the managers’ ability to manage an SEC registered closed-end investment company. The Committee determined that requests for proposal should be requested from eight of the 19 candidates, subject to discussion with the Board. On August 8, 2012, the Board of Directors met and considered the qualifications of the eight candidates identified by the Management Engagement Committee and determined that requests for proposals should be requested from these eight candidates. On August 13, 2012, the Management Engagement Committee met to discuss a timeline for the submission of requests for proposal and to schedule in-person meetings with four of the eight candidates. In late August 2012, two of the eight candidates informed Mercer that they determined not to respond to the request for proposal. On September 5, 2012, the Management Engagement Committee met to discuss the responses to the request for proposal from the six candidates that

The Greater China Fund, Inc.

Approval of Investment Advisory Agreement

Continued

responded to the proposal as well as additional information provided to the Management Engagement Committee by Mercer and to identify four candidates from the six to meet with in person in Hong Kong. The Committee considered the information contained in the responses to the request for proposal as well as other information provided by Mercer. The Committee selected four candidates from the six to meet with in-person in Hong Kong. Mercer was instructed to notify the final four candidates of their selection, the date of the in-person meeting and to request all materials for the in-person meetings in advance of the in-person meetings. All materials received from the final four candidates were also made available to the entire Board. These materials discussed many different aspects of each candidate’s investment management capabilities, including its past performance, its portfolio management team, its investment process, its compliance function, its support services and its proposed fees.

On September 10, 2012, the Management Engagement Committee met in person with representatives of each of the four candidates selected from the six referred to above. Representatives from Mercer were present throughout and Fund counsel was available for consultation by the Committee during the meetings. Following the meetings, the Committee then discussed the relative merits of each candidate but did not consider any particular factor determinative and it was resolved that a recommendation be made to the Board that the Fund propose to shareholders to approve an Investment Management Agreement with Aberdeen Asset Management Asia Limited (“Aberdeen”). Immediately following the completion of the Management Engagement Committee meeting on September 10, 2012, an in-person meeting of the full Board at such time, which is comprised entirely of Independent Directors, was convened to consider the recommendation of the Management Engagement Committee. Representatives of Mercer were present. Each of the four candidates that presented to the Committee were available to participate in the Board meeting. The Chair of the Committee discussed the merits of each of the four candidates and the reason behind its recommendation of Aberdeen. Fund counsel referred the Directors to various parts of each presentation and to various criteria that should be considered in determining whether to approve the proposed investment management agreement (the “Proposed Agreement”) with Aberdeen. After considering and weighing all of the above factors, the Board concluded that the terms of the Proposed Agreement with Aberdeen are fair and reasonable and that it would be in the best interest of the Fund and its shareholders to approve the Proposed Agreement with Aberdeen. Shareholders voted overwhelmingly on January 8, 2013 to approve the Proposed Agreement with Aberdeen.

In making its selection, the Board noted Aberdeen’s depth and experience in providing services to similar funds and investing in the greater China region for over two decades and that closed-end investment management companies have been part of Aberdeen’s business since its inception and remain an important element of its client base in the United States and globally. The Board also noted that the advisory fee rates agreed to by Aberdeen compared favorably with fee rates charged by advisers of other U.S.-registered closed-end funds that

The Greater China Fund, Inc.

invest in the Greater China region and that it was lower than the fee rate, under the Current Agreement and the Prior Agreement. The Board considered favorably Aberdeen’s Investor Relations support in the closed-end fund secondary market. The Board also considered the terms and conditions of the Proposed Agreement and the nature, scope and quality of services that Aberdeen is expected to provide to the Fund. The Board also based its decision on the following considerations, among others, although the Board did not identify any consideration that was all important or controlling, and each Director attributed different weights to the various factors.

Nature, Extent and Quality of the Services provided by the Adviser. The Board received and considered various data and information regarding the nature, extent and quality of services to be provided under the Proposed Agreement. With respect to Aberdeen, the most recent investment adviser registration forms were provided to the Board, as were responses to detailed requests submitted by Mercer and Fund counsel on behalf of the Directors. The Board reviewed and analyzed these responses, which included, among other things, information about the background and experience of senior management and investment personnel who would be responsible for managing the Fund. The Board considered the information provided regarding the portfolio managers and other resources that would be dedicated to the Fund and the investment philosophy and process that would be followed by those individuals in managing the Fund.

With respect to the portfolio management teams for the Fund, the Board considered Aberdeen’s explanation that the Fund would be managed by an Asian equity team. The Board also noted that Aberdeen directly managed 11 U.S.-SEC registered closed-end funds and served as investment sub-adviser to two others with assets under management of $5.2 billion as of June 30, 2012.

With regard to the investment philosophy and process that would be followed in managing the Fund, the Directors received extensive information about the buy-and-hold, low-turnover investment philosophy of, and the company-level, firsthand research investment process followed by, Aberdeen’s team members. Specifically, the Directors considered Aberdeen’s description of its investment process as primarily a bottom-up process focused on disciplined evaluation of companies through face-to-face visits with management. The Directors further considered Aberdeen’s explanations that: (i) no stock is bought prior to on-site meetings with company management and team members’ completion of a detailed written analysis of the company; (ii) company visits are rotated among team members to gain better perspective and benefit from team members’ experience and to foster more objective analyses of companies; and (iii) decisions whether to buy, sell or watch a stock are made with an opportunity for all team members to provide input based on company visits and analyses by individual members.

The Board reviewed and considered the nature and extent of the investment management services to be provided by Aberdeen under the Proposed Agreement. The Board further considered Aberdeen’s extensive experience managing Asian and Chinese equities in both

The Greater China Fund, Inc.

Approval of Investment Advisory Agreement

Concluded

regional and single-country mandates. Aberdeen managed approximately $80 billion in Asia-Pacific equities as of June 30, 2012, which included substantial equity assets under management in Greater China markets that are relevant to the Fund. The Board determined that Aberdeen appeared to be capable of providing the Fund with investment management services of above-average quality.

Performance, Fees and Expenses of the Fund. The Board noted that Aberdeen was not yet providing services to the Fund; therefore, there were limitations on the Board’s ability to evaluate the performance of Aberdeen in managing the Fund. Based, however, on the performance of Aberdeen in managing other products, the Board concluded that there was reason to believe that Aberdeen could achieve above-average performance over the long-term in managing the Fund. The Board further noted the pro forma nature of the profitability information presented and that it was not possible to predict with certainty how Aberdeen’s profitability actually would be affected by becoming the investment manager to the Fund but that they had been satisfied, based on their review of the projected profitability of Aberdeen Asia, that the profitability from its relationship with the Funds would not be excessive.

The Board also noted that they would have opportunities to review Aberdeen’s profitability in the future based on actual results.

Furthermore, the Board received and considered information about the financial viability of Aberdeen and were satisfied that Aberdeen Asia has adequate resources to perform the services required under the Proposed Agreement.

The Board noted that Aberdeen agreed to a reduction in its proposed fee and also noted that other expenses of the Fund were not expected to increase as a result of the retention of Aberdeen.

Economies of Scale. The Board considered the economy of scale benefits that the Fund’s shareholders would be afforded as the aggregate management fee rate under the Proposed Agreement declines as the Fund’s assets grow.

Information about Services to Other Clients. The Board considered information about the nature and extent of services and fee rates offered by Aberdeen to other clients, including other registered investment companies with differing mandates, separate accounts and institutional investors. The Board concluded that the advisory fee rates under the Proposed Agreement are not excessive, given the nature and extent of services expected to be provided to the Fund compared with such other accounts and other factors.

Other Benefits of the Relationship. The Board also considered information regarding potential “fall-out” or ancillary benefits that would be received by Aberdeen as a result of its relationship with the Fund. In this regard, the Board concluded that Aberdeen may derive reputational benefits from its association with the Fund. The Board also noted, however, that such benefits were difficult to quantify with certainty.

The Greater China Fund, Inc.

Additionally, the Board considered Aberdeen’s statements that, although it does not typically generate soft dollars from the types of transactions in which the Fund engages, brokers sometimes provide unsolicited access to financial and market databases free of charge, which access may be based on trading volume. The Board further noted Aberdeen’s statements that it at times uses particular brokers based, in part, on those brokers providing Aberdeen and its affiliates access to the management teams of certain issuers, subject at all times to Aberdeen’s duty to seek best execution.

The Board considered whether there were other benefits that Aberdeen and its affiliates may derive from their relationship with the Fund and concluded that any such benefits were likely to be minimal.

Resources of Aberdeen. The Board considered whether Aberdeen is financially sound and has the resources necessary to perform its obligations under the Proposed Agreement, noting that Aberdeen appears to have the financial resources necessary to fulfill its obligations under the Proposed Agreement.

The Greater China Fund, Inc.

Supplemental Information (Unaudited)

Board of Directors

The Fund is governed by a Board of Directors each of whom serves for a three year term, and may be re-elected to additional terms. The table below shows, for each Director or Officer, his name and age, the position held with the Fund, the length of time served as a Director or Officer of the Fund, the Director’s or Officer’s principal occupations during the last five years, and other directorships held by such Director.

Non-Interested Directors

Name, address (age)	Position(s) Held with the Fund; Length of Time Served	Principal Occupation(s) and Other Directorships Held During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**
Edward Y. Baker (78) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Chairman of Board and Director since 1992	Investment Consultant; Chairman, Board of Trustees, Rogers Sugar Income Fund (through January 2010); previously President and Chief Executive Officer, HOOPP Investment Management Limited and Chief Investment Officer, Hospitals of Ontario Pension Plan.	1

John A. Bult (76) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Director since 1992; Chairman of Discount and Oversight Committee since 2011	Chairman, Arbela, Inc.; Director, Lombos Holdings Limited; formerly Chairman of PaineWebber International Inc.; formerly Director of European Equity Fund (formerly known as The Germany Fund, Inc.); The New Germany Fund, Inc.; The Central Europe and Russia Fund, Inc.	1

Vincent Duhamel (48) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Director since 2009	Head of Asia and Partner, Lombard Odier Darier Hentsch (Asia) Ltd; previously Chief Executive Officer of SAIL Advisors Limited; President of SAIL Alternative Research Inc.; previously Managing Director at Goldman Sachs in Hong Kong; previously Chief Executive for Asia of State Street Global Advisors	1

John A. Hawkins (70) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Chairman of Audit Committee and Director since 1992	Previously Executive Vice President – Private Clients with The Bank of Bermuda Ltd.; Director of Advance Developing Markets Fund Ltd.; Raffles Asia Investment Company Ltd.; SR Global Fund Inc.; MW Japan Fund Ltd.	1

The Greater China Fund, Inc.

Non-Interested Directors (concluded)

Name, address (age)	Position(s) Held with the Fund; Length of Time Served	Principal Occupation(s) and Other Directorships Held During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**
Gregory A. Hazlett (47) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Director since 2012	Senior Advisor to Keywise Capital Management (HK) Limited (investment management) since October 2011. Previously, Head of Global Equity Strategies at PIMCO (investment management) from March 2010 to 2012. Formerly Strategic Advisor at Keywise Capital Management (HK) Limited (investment management) from August 2009 to March 2010; Executive Consultant FS Associates (business consultant) 2008-2010; Senior Vice President and Chief Investment Officer of The Children’s Hospital of Philadelphia (fund management) from November 2005 to December 2007.	2

C. William Maher (51) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Director since 2003	Chief Financial Officer of Santa Barbara Tax Products Group; Formerly, Managing Director and Chief Financial Officer of LPL Financial; previously Managing Director of Nicholas Applegate Capital Management.	1

Moritz A. Sell (45) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Director since 2012	Director, market strategist of Landesbank Berlin AG (banking) and its predecessor, now holding company, Landesbank Berlin Holding AG (formerly named Bankgesellschaft Berlin AG) since 1996.	3

Jonathan J.K. Taylor (69) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Director since 1992 Chairman of Nominating and Governance Committee since 2009	Chairman and Managing Director of Dragon Partners Limited (consulting for investment managers); Chairman, Schroder Japan Growth Fund Plc; Director, Onyx Country Estates Limited (family property company); Member, International Advisory Board of Datawind Net Access Corporation.	1

Tak Lung Tsim (66) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Director since 1992	Principal, T.L. Tsim & Associates Ltd. (macropolitical analysis); Member of Li Po Chun United World College of Hong Kong; Director of Playmates Holdings Limited (toy company); Independent non-executive Director of Asia Cement (China) Holdings Corporation.	1

The Greater China Fund, Inc.

Supplemental Information (Unaudited)

Continued

Officers

Name, address (age)	Position(s) Held with the Fund; Length of Time Served	Principal Occupation or Employment and Directorships in Publicly Held Companies	Number of Portfolios in Fund Complex Overseen by Officer**
Alan R. Goodson (39) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	President since 2012	Head of Product U.S., overseeing both Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the U.S. and Canada. Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.	40

Christian Pittard (39) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Vice President since 2012	Group Head of Product Development for Aberdeen Asset Management PLC. Previously, Director and Vice President (2006-2008), Chief Executive Officer (2005 to 2006) and employee (since June 2005) of Aberdeen Management Inc. Director of Aberdeen Asset Managers Limited since 2010.	14

Grace C. Torres (53) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Treasurer and Principal Financial and Accounting Officer and Vice President since 2007	Treasurer and Principal Financial and Accounting Officer of Prudential Funds, Target Funds, The Prudential Variable Contract Accounts-2, 10, 11, Prudential Series Funds and Prudential Gibraltar Fund Inc.; Assistant Treasurer and Senior Vice President of Prudential Investments; Assistant Treasurer and Vice President of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer of Prudential Annuities Advisory Services, Inc.; Vice President of The Asia Pacific Fund, Inc.; formerly Senior Vice President of AST Investment Services, Inc.	1

Deborah A. Docs (55) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Chief Legal Officer and Secretary since 2007	Vice President and Corporate Counsel of Prudential; Vice President and Assistant Secretary of PI; formerly Vice President and Assistant Secretary of AST Investment Services, Inc.; Secretary and Chief Legal Officer of the Asia Pacific Fund, Inc. and Secretary of all Prudential sponsored mutual funds.	1

Andrew R. French (50) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Assistant Secretary since 2007	Vice President and Corporate Counsel of Prudential; Vice President and Assistant Secretary of PI; Vice President and Assistant Secretary of PMFS; Assistant Secretary of The Asia Pacific Fund, Inc. and all Prudential sponsored mutual funds.	1

Valerie M. Simpson (54) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Chief Compliance Officer since 2007	Chief Compliance Officer of PI, AST Investment Services, Inc., and The Asia Pacific Fund, Inc.; formerly Vice President – Financial Reporting for Prudential Life and Annuities Finance.	1

The Greater China Fund, Inc.

Officers (concluded)

Name, address (age)	Position(s) Held with the Fund; Length of Time Served	Principal Occupation or Employment and Directorships in Publicly Held Companies	Number of Portfolios in Fund Complex Overseen by Officer**
Theresa C. Thompson (50) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Deputy Chief Compliance Officer since 2007	Vice President, Compliance, PI and Director Compliance, PI; Deputy Chief Compliance Officer of The Asia Pacific Fund, Inc.	1

Lana Lomuti (45) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Assistant Treasurer since 2007	Vice President and Director within Prudential Mutual Fund Administration.	1

Peter Parrella (54) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Assistant Treasurer since 2007	Vice President and Director within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC.	1
**	The “Fund Complex” consists of the Fund and any other investment companies managed by Aberdeen Asset Management Asia Limited (the “Investment Manager”) or any affiliated person of the Investment Manager.

The Greater China Fund, Inc.

Supplemental Information (Unaudited)]

Continued

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), each shareholder will be deemed to have elected, unless BNY Mellon Investment Servicing (the “Plan Agent”) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by the Plan Agent. Shareholders who do not participate in the Plan will receive all cash dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (in “street name”) will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Fund declares an income dividend or a capital gain distribution payable either in the Fund’s common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share at the time the shares of common stock are valued for the purpose of determining the number of shares of common stock equivalent to the dividend or distribution (the “Valuation Date”), the Fund will issue new shares to participants valued at net asset value per share, or if the net asset value per share is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on the Valuation Date, participants will be issued shares of common stock at the market price on the Valuation Date. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy shares of the Fund’s common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. To the extent the Plan Agent is unable to do so and, before the Plan Agent has completed its purchases, if the market price per share exceeds the net asset value per share of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common stock, resulting in the acquisition of fewer shares of common stock than if the dividend or capital gains distribution had been paid in common stock issued by the Fund. The Plan Agent will apply all cash received as a dividend or capital gains distribution to purchase shares of common stock on the open market as soon as practicable after the payment date of such dividend or capital gains distribution, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the federal securities laws.

The Greater China Fund, Inc.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gain distributions. There will be no brokerage charge with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent c/o BNY Mellon Investment Services, P.O. Box 358016, Pittsburgh, Pennsylvania 15252-8016. For further information regarding the plan, you may also contact the Plan Agent directly at 1-866-333-6532.

Quarterly Form N-Q Portfolio Schedule

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Forms N-Q. The Fund’s Forms N-Q are available on the Fund’s website at http://www. greaterchinafund. com or on the SEC’s website at http://www. sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-866-333-6532.

Proxy Voting Policies and Procedures and Record

You may obtain a description of the Fund’s proxy voting policies and procedures, and its proxy voting record for the most recent 12 month period ended June 30 (after August 30 of the relevant year), without charge, upon request by contacting the Fund directly at 1-866-333-6532, online on the Fund’s website: http://www. greaterchinafund. com, or on the EDGAR Database on the SEC’s website at http://www. sec.gov.

The Greater China Fund, Inc.

Supplemental Information (Unaudited)

Concluded

Other Information

Since December 31, 2012, there have been no (i) material changes in the Fund’s investment objectives or policies, or (ii) changes to the Fund’s charter or by-laws or (iii) material changes in the principal risk factors associated with investment in the Fund.

U.S. Federal Tax Information

For the year ended December 31, 2012, the Fund has made an election to pass-through the maximum amount of the portion of the ordinary income dividends derived from foreign source income as well as the maximum amount of any foreign taxes paid by the Fund in accordance with Section 853 of the Code of the following amounts: $661,623 foreign tax credit from foreign source income of $5,722,111.

For purposes of preparing your federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute Form 1099-DIV which you should receive in February 2013.

New York Stock Exchange Certifications

The Fund’s common shares are listed on the NYSE. As a result, the Fund is subject to certain corporate governance rules and related interpretations issued by the NYSE. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund’s President and Treasurer have filed certifications with the SEC regarding the quality of the Fund’s public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”) . The Section 302 Certifications were filed as exhibits to the Fund’s annual report on Form N-CSR, which included a copy of this annual report along with certain other information about the Fund. After the Fund’s 2012 annual meeting of shareholders, the Fund filed a certification with the NYSE on June 29, 2012, stating that its president was unaware of any violation of the NYSE’s Corporate Governance listing standards.

Item 2 –	Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 –	Audit Committee Financial Expert –

The registrant’s Board of Directors has determined that the following persons serving on the registrant’s Audit Committee are audit committee financial experts as defined in Item 3 of Form N-CSR: Edward Y. Baker, John A. Hawkins and C. William Maher. Each of Mr. Baker, Mr. Hawkins and Mr. Maher is independent for purposes of Item 3 of Form N-CSR.

The designation of each of Messrs. Baker, Hawkins and Maher as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (1) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of registrant’s audit committee or Board of Directors in the absence of such designation, or (2) affect the duties, obligations or liability of any other member of registrant’s audit committee or Board of Directors.

Item 4 –	Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2012 and December 31, 2011, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $57,000 and $57,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended December 31, 2012 and December 31, 2011, KPMG LLP, the Registrant’s principal accountant, did not report any audit-related fees for services rendered to the Registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees.

(c) Tax Fees

For the fiscal years ended December 31, 2012 and December 31, 2011, KPMG LLP, the Registrant’s principal accountant, billed the Registrant $0 and $0 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for tax return preparation and review of excise tax calculations.

(d) All Other Fees

For the fiscal years ended December 31, 2012 and December 31, 2011, there were no fees billed by KPMG LLP for products and services rendered to the Registrant, other than the services reported in Item 4(a)-(c) above.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s audit committee pre-approves in advance at regularly scheduled audit committee meetings all audit and non-audit services performed by the registrant’s independent accountants for the registrant, its investment manager, and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the registrant. If such a service is required between regularly scheduled audit meetings, pre-approval may be authorized by the chairman of the audit committee. The chairman will update the audit committee at the next regularly scheduled meeting for any interim approval granted.

(e) (2) Percentage of services referred to in 4(b)- 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years ended December 31, 2012 and December 31, 2011. For the fiscal years ended December 31, 2012 and December 31, 2011, KPMG LLP, the Registrant’s principal accountant, did not report any non-audit fees for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2012 and December 31, 2011.

(h) Principal Accountant’s Independence

The Registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Baker, Mr. Hawkins, Mr. Maher, Mr. Taylor and Mr. Tsim.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –

The registrant has adopted policies and procedures with respect to the voting of proxies related to portfolio securities. These procedures delegate to the registrant’s investment manager, the responsibility for voting proxies, subject to the continuing oversight of the registrant’s board of directors. The registrant’s procedures provide that the board of directors annually reviews the investment manager’s proxy voting policies and procedures and the investment manager’s proxy votes on behalf of the registrant.

A copy of the investment manager’s proxy voting policies and procedures is set forth below. Effective January 9, 2013, Baring Asset Management Limited was replaced as the investment manager with Aberdeen Asset Management Asia Limited, whose proxy voting policies immediately follow those of Baring Asset Management Limited.

Baring Asset Management Group Companies

(the “Companies”)

Proxy Voting Policies and Procedures

Executive Summary

Baring Asset Management Group Companies (“The Companies”) owe fiduciary, contractual, and statutory duties to vote proxies on the securities that they manage for many of their clients. The Companies will vote client proxies in accordance with the procedures set forth below unless the client retains in writing the right to vote proxies or the Companies determine that any benefit the client may gain from voting a proxy would be outweighed by the costs associated therewith. For many clients, the Companies have assumed contractual responsibility to vote proxies on the securities that they manage for those clients’ accounts. For ERISA clients (i.e., US employee benefit plans formed pursuant to the Employee Retirement Income Security Act of 1974), the Companies owe fiduciary and statutory duties to vote proxies on ERISA client securities unless the ERISA clients have explicitly retained the obligation to do so. The Companies also vote proxies for those clients who have invested in certain commingled funds, but do not vote proxies for clients who have invested in the (US registered) “active/passive” commingled funds maintained at State Street Bank and Trust (“State Street”), as State Street retains authority to vote proxies for those clients. To ascertain whether a particular client has delegated proxy voting responsibility to the Companies, please contact the Global Events Department.

The Companies reserve the right to amend these Proxy Voting Policies and Procedures from time to time without prior notice to their clients.

Special Circumstances When Proxy Votes May Not Be Cast

In some cases, the Companies may determine that it is not in the best economic interests of clients to vote proxies. For example, some non-U.S. securities issuers impose fees on shareholders or their custodians for exercising the right to vote proxies. Other issuers may “block,” or prohibit, shareholders from transferring or otherwise disposing of their shares for a period of time after the securities holders have noticed their intent to vote their proxies. Moreover, some issuers require the registration of securities in the name of the beneficial owners before permitting proxies to be cast, and thus mandate the disclosure of the identity of beneficial owners of securities, which may be contrary to the wishes of the Companies’ clients.

The U.S. Department of Labor (the “U.S. Labor Department”), which enforces ERISA, recognizes that ERISA clients may incur additional costs in voting proxies linked to shares of non-U.S. corporations. The U.S. Labor Department advises that investment advisers, such as the Companies, should weigh the effect of voting clients’ shares against the cost of voting.

In these instances, the Global Events Department will notify the appropriate portfolio managers of the costs or restrictions that may apply in voting proxies. Portfolio managers, with guidance from the Proxy Voting Committee if desired, will weigh the economic benefit to the Companies’ clients of voting those proxies against the cost of doing so. The Global Events Department shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of the Companies.

Note: Records relating to Shareblocking are retained in the ISS proxy exchange system.

Institutional Shareholder Services (“ISS”)

The Companies have contracted with ISS, an independent third party service provider, to vote the Companies’ clients’ proxies according to ISS’s proxy voting recommendations. ISS will also provide proxy analysis, vote recommendations, vote execution and record-keeping services for clients for which the Companies have proxy voting responsibility.

The clients’ custodians forward proxy materials to ISS for those clients who rely on the Companies to vote proxies. ISS forwards proxy proposals along with ISS proxy analysis and vote recommendations to the Companies. The Companies maintain standing instructions that direct ISS to vote all proxies in accordance with ISS recommendations (subject to the Companies notifying ISS in accordance with section 6).

The Companies and ISS hold service review meetings twice a year. During these meetings ISS are asked to confirm that their policies and controls, including those relating to conflicts of interest, have operated effectively during the period and that they have advised us of any occasions where they have been conflicted. ISS are requested to perform an annual 3rd Party risk assessment questionnaire prior to the first Service review meeting. The results are subsequently reviewed by the Barings IT department.

ISS Conflict of Interest

There may be instances when ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest. In these situations, the applicable portfolio manager will review the issue and, if the Companies do not also have a conflict of interest, direct the Global Events Department to direct ISS how to vote the proxies. If the Companies have a conflict of interest, the Companies, in their sole discretion, shall either engage an independent third party to provide a vote recommendation or contact the client for direction as to how to vote the proxies.

The Companies retain a copy of ISS’ Policies, Procedures and Practices Regarding Potential Conflicts of Interest (as amended or updated from time to time, the “ISS Conflict Policy”), which addresses conflicts of interest that could arise in connection with advisory services provided by ISS or its affiliates. The Companies believe that the ISS Conflict Policy contains policies and procedures that are reasonably designed to minimize any such potential conflicts of interest. The Proxy Voting Committee review the ISS Conflict Policy annually in November to confirm that it remains reasonably designed to minimise conflicts of interest.

Override of ISS Recommendation

There may be occasions where the Companies’ portfolio managers seek to override ISS’s recommendations if they believe that ISS’s recommendations are not in accordance with the best economic interests of clients. In the event that the Companies’ portfolio managers disagree with an ISS recommendation on a particular voting issue, the appropriate portfolio manager shall document in writing the reasons that the portfolio manager believes that the ISS recommendation is not in accordance with clients’ best economic interests and submit such written documentation to the Global Events Department. (Note: There may be occasions where portfolio managers want to vote differently for different clients due to the particular mandates. In these circumstances the portfolio managers are required to state the rationale for this and the way they will be voting for each client.)

The Global Events Team shall review the rationale stated to ensure that it is expressed in clear, understandable and complete sentences. The Portfolio Manager’s vote instruction and rationale is then forwarded on to the Proxy Voting Committee for review. The Proxy Voting Committee will closely analyse the explanation given, and where concerned, further clarification will be requested from the Portfolio Manager. The vote decision can only be processed when ratification is received from a member of the Proxy Voting Committee from the following departments (where not conflicted) has agreed the vote decision:

Investment – Equities

Compliance

Investment Operations

(Note: Investment must approve before Compliance and Operations)

Responsibility for the provision of a clear rationale for each occasion when ISS recommendation is not to be followed rests with the Portfolio Manager. Each vote successfully cast against ISS recommendations is logged in the Quarterly Proxy Voting Committee pack and also recorded by the Global Events department.

Special Client Instructions

If a client has instructed the Companies on how they would like the Companies to vote proxies on particular issues of corporate governance or other matters, the Companies will be responsible for voting in accordance with the client instructions. The Global Events Department will maintain a list of clients that have provided the Companies with special proxy voting instructions, and will ensure that the client’s account is set up as a segregated account with ISS. Furthermore, the Global Events Department is responsible for sending a request form to the Client Service Representative responsible for that client to obtain from the Client Service Representative the specific voting instructions on behalf of that client.

Proxy Voting Committee

The Companies have established a Proxy Voting Committee, which shall include representatives from Portfolio management, Operations, and Legal/Compliance or other functional departments as deemed appropriate who are knowledgeable regarding the proxy process. A list of the current members of the Proxy Voting Committee can be found in the Terms of Reference. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The Proxy Committee meetings may be conducted in person, by telephone, or via electronic communication (e-mail). A member of the Global Events Department will manage the proxy voting process, which includes the taking of minutes of the Proxy Committee, the voting of proxies, and the maintenance of appropriate records.

The Global Events Department shall call Proxy Committee meetings, prior to the casting of a vote, to review votes where ISS is conflicted. In these situations, the Proxy Committee shall meet to review the issue and direct ISS how to vote the proxy. The Proxy Committee shall review information provided to it to determine if a real or perceived conflict of interest exists and the minutes of the Proxy Committee shall describe any real or perceived conflict of interest and any procedures used to address such conflict of interest.

The Global Events Department shall also call quarterly Proxy Committee meetings to review the following:

•	Proxy Voting policy amendments

•	Corporate Governance issues

•	Votes against ISS

•	Votes where ISS were conflicted

•	Votes where BAM were conflicted

•	Conflicts of interest

•	Client requests

•	ISS Service issues

Conflicts of Interest – general

To avoid voting proxies in circumstances where the Companies have or may have any conflict of interest, real or perceived, the Companies have contracted with ISS to provide proxy analysis, vote recommendations and voting of proxies, as discussed herein. In instances where ISS has recused itself and makes no recommendation on a particular matter, the portfolio manager can direct the Global Events department to direct ISS how to vote proxies, assuming the portfolio manager and the Proxy Committee confirm the Companies are not conflicted. If an override submission is requested by a portfolio manager, the Proxy Committee shall determine how the proxy is to be voted, in which case the Proxy Committee will determine whether a conflict of interest exists and that the rationale to vote against ISS is reasonable and is in the best interests of clients.

There may be occasions when a portfolio manager and/or member of its team who are involved in the proxy voting decision may have a conflict of interest, or the Companies have a business relationship with the company soliciting the proxy. A person shall not be considered to have a conflict of interest if the person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any person with actual knowledge of a conflict of interest relating to a particular item shall disclose that conflict to the Global Events Department.

The following are examples of situations where a conflict of interest may exist:

•	The company soliciting the proxy is a client of the Companies

•	The company soliciting the proxy is an affiliate of the Companies

•	An employee of the Companies is a also a director, officer or employee of the company soliciting the proxy;

•	A portfolio manager and/or a partner/spouse of a SIT member, who is involved in making the voting decision is a director, officer, or employee of the company soliciting the proxy

•	A company that provides a service to Barings

To monitor the above examples of where a conflict of interest may exist, the Global Events Department is responsible for maintaining a list of all publicly traded clients (and the client’s parent company) of the Companies. The London Legal Department shall maintain a list of all employees of the Companies who are directors or officers of publicly traded companies, and shall advise, as applicable, London Compliance, who will then advise the Global Events Department. The portfolio manager and members of the SIT who are involved in the voting decision are responsible for notifying the Global Events Department, via the proxy voting form, if said portfolio manager, member or said member’s partner/spouse is a director, officer or employee of the company soliciting the proxy or if the SIT member is aware of any other possible real or perceived conflicts of interest.

The Companies have a duty to vote proxies in the best interests of their clients. Therefore, in situations where there is a real or perceived conflict of interest, the Companies will either vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service, or disclose the conflict to the client and obtain the client’s direction to vote the proxy. Where a Company provides a service to Barings, the vote can only be cast in line with ISS recommendations, to maintain independence and avoid a conflict of interest.

The Committee has also noted that there is certain flexibility with regard to the voting of agenda items on board members and Directors. Barings find that in instances which are beneficial to clients and providing no conflict of interest, that the approval of Directors and Board Members performing more than one role for the company under review is acceptable. This approach aims to benefit the client in cases where the Independent third party proxy provider employs one steadfast rule across a very differing and unique agenda issue, which can vary greatly depending on the company being reviewed. Any vote decision that is not in line with ISS recommendation however, must be ratified by the Proxy Voting Committee as per the process described above.

Conflicts of interest – Barings Mutual Funds

Discretionary Clients

Where the IMA requires it (OR for any Barings UK mutual funds) we cannot vote our Clients’ holdings of any mutual funds or other securities managed or advised by Barings or any other member of the MassMutual group - an “In-House Vote” - unless we have obtained the relevant Client’s prior instructions on how to vote that particular holding - and irrespective of whether we are voting in line with ISS’s recommendation.

In this scenario, each Client will need to be contacted and their specific instructions sought on how we should vote. These instructions should be obtained in accordance with any applicable requirements as regards obtaining instructions as specified in the relevant IMA / Authorised Signatory list, with appropriate records maintained to demonstrate that this has been done.

The default position will be that it is assumed the client must be contacted unless proved otherwise (note: for UK mutual funds we must always contact the clients).

Where the IMA does not require the client to be contacted, then we can only vote in line with ISS recommendations (except for Barings UK mutual funds which will not be voted unless we have a specific client instruction). If the Portfolio Manager wishes to override ISS recommendations they must get the written agreement of the client.

Barings Funds

In a situation where one Barings mutual fund is invested in another Barings mutual fund then the following process should be followed:-

UK Funds – In accordance with FSA requirements, these units cannot be voted.

Non UK Funds - Voting should be undertaken in accordance with the provisions stated in the general ‘Conflict of Interest’ section above. If a Portfolio Manager wishes to override ISS (or another independent third party) recommendation then this will be referred to the Proxy Voting Committee for review. Any decision by the Proxy Voting Committee to override the recommendation of an independent third party must demonstrate why it is considered to be in the interests of Barings’ clients.

ISS Proxy Voting Guidelines

A copy of ISS’s proxy voting guidelines can be found on the ISS Website at http://www.issgovernance.com/policy/2012/policy_information

Proxy Voting Policies and Procedures and Voting Records

A copy of these Proxy Voting Policies and Procedures, as well as a record of how proxies have been voted for a client’s account will be provided to a client upon request. Clients may request a copy of these Proxy Voting Policies and Procedures and information about how the Companies voted proxies on the client’s behalf by contacting their client service representative.

Recordkeeping

The Barings Global Events team will retain electronically the following proxy voting documentation for a minimum of ten years from the date the activity took place:

•	Proxy Voting policies & procedures

•	Supporting documentation for any votes contrary to the Proxy voting policy guidelines

•	Supporting documentation for any votes cast against the recommendations of the third party voting provider

•	Periodic proxy voting Client reporting

•	Proxy Voting Committee Minutes

•	Proxy Voting Committee meeting documentation

In addition, the third party voting provider will retain the following proxy voting documentation for five years following termination of the contract:

•	Proxy statements containing rationale for each ISS recommendation

•	Meeting dates, resolutions and Management recommendations

•	Vote instructions (including any supporting material)

•	Records of each vote cast including totals

Note: Copies of financial reports including proxy statements can also be obtained from the US Securities and Exchange Commission (SEC) “Electronic Data Gathering, Analysis, and Retrieval” (EDGAR) system. This system can be accessed at http://www.sec.gov/edgar.shtml and records filings on all Companies, foreign and domestic).

APPENDIX A

PROXY VOTING COMMITTEE MEMBERS

1.	Manager – Global Events Department (London)

2.	Head of Investment Operations (London)

3.	Head of Equities (London)

4.	Head of Compliance (London)

5.	Head of Compliance (Boston)

Aberdeen U.S. Registered Advisers

Proxy Voting Policies and Procedures

As of August 29, 2012

The following are proxy voting policies and procedures (“Policies and Procedures”) adopted by affiliated investment advisers registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (“Advisers Act”), that are subsidiaries of Aberdeen Asset Management PLC (“AAM”); including, specifically, Aberdeen Asset Management Inc., a Delaware Corporation, (“Aberdeen US”), Aberdeen Asset Management Asia Limited, a Singapore Corporation (“Aberdeen Singapore”), Aberdeen Asset Management Limited, an Australian Corporation (“Aberdeen AU”), and Aberdeen Asset Managers Limited, a UK Corporation (“AAM UK”), (collectively referred to herein as “Aberdeen Advisers” and each an “Aberdeen Adviser”) (collectively with AAM, “Aberdeen”). These Policies and Procedures address proxy voting considerations under U.S. law and regulation and under Canadian securities laws. These Policies and Procedures do not address the laws or requirements of other jurisdictions.

Each of the Aberdeen Advisers provides advisory resources to certain U.S. clients, including substantive advice on voting proxies for certain equity securities. These Policies and Procedures are adopted to ensure compliance by the Aberdeen Advisers with Rule 206(4)-6 under the Advisers Act and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff with respect to proxies for voting securities held by client portfolios.

Clients may consist of investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”) (“Funds” and each a “Fund”), and other U.S. residents as well as non-U.S. registered funds or clients. Each Aberdeen Adviser follows these Policies and Procedures for each of its respective U.S. clients as required under the Advisers Act and other applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies or to vote in accordance with the client’s proxy voting policies and procedures. Aberdeen Advisers who advise or subadvise the Funds follow both these Policies and Procedures and the proxy voting policies and procedures adopted by the Funds and their respective Boards of Directors or Trustees. Aberdeen Advisers located outside the U.S. may provide proxy voting services to their non-U.S. based clients in accordance with the jurisdiction in which the client is located. Aberdeen US, Aberdeen Singapore and Aberdeen AU will provide proxy voting services to Canadian investment funds in accordance with National Instrument 81-106 – Investment Fund Continuous Disclosure.

I. Definitions

A. “Best interest of clients”. Clients’ best economic interests over the long term that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

B. “Material conflict of interest”. Circumstances when an Aberdeen Adviser or any member of senior management, portfolio manager or portfolio analyst knowingly does business with a particular proxy issuer or closely affiliated entity, which may appear to create a material conflict between the interests of the Aberdeen Adviser and the interests of its clients in how proxies of that issuer are voted. A material conflict of interest might also exist in unusual circumstances when Aberdeen has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and an affiliate of an Aberdeen Adviser.

II. General Voting Policies

A. Client’s Best Interest. These Policies and Procedures are designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients. Proxies are voted with the aim of furthering the best economic interests of clients, promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of stockholders.

B. Shareholder Activism. Aberdeen Advisers seek to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of employees, owners and stakeholders. Thus, Aberdeen Advisers may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues.

C. Case-by-Case Basis. These Policies and Procedures are guidelines. Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote. Aberdeen Advisers may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits. Aberdeen Advisers may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company. Such action may be based on fundamental, social, environmental or human rights grounds.

D. Individualized. These Policies and Procedures are tailored to suit Aberdeen’s advisory business and the types of securities portfolios Aberdeen Advisers manage. To the extent that clients (e.g., investment companies, corporations, pension plans) have adopted their own procedures, Aberdeen Advisers may vote the same securities differently depending upon clients’ directions.

E. Material Conflicts of Interest. Material conflicts are resolved in the best interest of clients. When a material conflict of interest between an Aberdeen Adviser and its respective client(s) is identified, the Aberdeen Adviser will choose among the procedures set forth in Section IV.B.2. below to resolve such conflict.

F. Limitations. The circumstances under which Aberdeen may take a limited role in voting proxies, include the following:

1.	No Responsibility. Aberdeen Advisers will not vote proxies for client accounts in which the client contract specifies that Aberdeen will not vote. Under such circumstances, the clients’ custodians are instructed to mail proxy material directly to such clients or the clients’ designees.

2.	Limited Value. An Aberdeen Adviser may abstain from voting a client proxy if the Aberdeen Adviser determines that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. Aberdeen Advisers may also abstain from voting the proxies of portfolio companies held in their passively managed funds. Proxies with respect to securities that have been sold before the date of the shareholders meeting and are no longer held by a client generally will not be voted.

3.	Unjustifiable Costs. An Aberdeen Adviser may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities).

4.	Securities Lending Arrangements. If voting securities are part of a securities lending program, Aberdeen may be unable to vote while the securities are on loan.

5.	Share Blocking. Certain jurisdictions may impose share blocking restrictions at various times which may prevent Aberdeen from exercising its voting authority.

6.	Special Considerations. Aberdeen’s responsibilities for voting proxies are determined generally by its obligations under each advisory contract or similar document. If a client requests in writing that an Aberdeen Adviser vote its proxy in a manner inconsistent with these Policies and Procedures, the Aberdeen Adviser may follow the client’s direction or may request that the client vote the proxy directly.

G. Sources of Information. The Aberdeen Advisers may conduct research internally and/or use the resources of an independent research consultant. The Aberdeen Advisers may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.

H. Subadvisers. To the extent that an Aberdeen Adviser may rely on subadvisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the Aberdeen Adviser may delegate responsibility for voting proxies to the subadviser. However, such subadvisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of the Aberdeen Advisers’ clients.

I. Availability of Policies and Procedures. Aberdeen Advisers will provide clients with a copy of these Policies and Procedures, as revised from time to time, upon request.

J. Disclosure of Vote. As disclosed in Part 2 of each Aberdeen Adviser’s Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its Aberdeen Adviser. Aberdeen Advisers do not generally disclose client proxy votes to third parties, other than as required for Funds, unless specifically requested, in writing, by the client.

III. Specific Voting Policies

A. General Philosophy.

•	Support existing management on votes on the financial statements of a company and the election of the Board of Directors;

•	Vote for the acceptance of the accounts unless there are grounds to suspect that either the accounts as presented or audit procedures used, do not present an accurate picture of company results; and

•	Support routine issues such as the appointment of independent auditors, allocation of income and the declaration of stock (scrip) dividend proposals provided there is a cash alternative.

B. Anti-takeover Measures. Aberdeen Advisers vote on anti-takeover measures on a case-by-case basis taking into consideration such factors as the long-term financial performance of the target company relative to its industry competition. Key measures of performance will include the growth rates for sales, operating income, net income and total shareholder returns. Other factors which will be considered include margin analysis, cash flow and debt levels.

C. Proxy Contests for Control. Aberdeen Advisers vote on proxy contests for control on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry, management’s track record, background to the proxy contest, qualifications of director nominees, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and stock ownership positions.

D. Contested Elections. Aberdeen Advisers vote on contested elections on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. Aberdeen Advisers also consider the independence of board and key committee members and the corporate governance practices of the company.

E. Executive compensation proposals. Aberdeen Advisers consider such proposals on a case-by-case basis taking into consideration such factors as executive pay and spending perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F. Shareholder Proposals. Aberdeen Advisers consider such proposals on a case-by-case basis. Aberdeen Advisers support those proposals which will improve the company’s corporate governance or business profile at a reasonable cost, but may oppose proposals which result in significant cost being incurred with little or no benefit to the company or its shareholders.

IV. Proxy Voting Procedures

This section applies to each Aberdeen Adviser except to the extent that certain procedures are identified as applicable only to a specific Aberdeen Adviser.

A. Obtain Proxy.

Registered owners of record, e.g., trustees or custodian banks, that receive proxy materials from the issuer or its information agent, are instructed to sign physical proxy cards in blank and forward directly to the Global Voting Team based in Scotland (“GVT”). Proxies may also be delivered electronically by custodians using proxy services Institutional Shareholder Services (“ISS”). Each proxy received is matched to the securities to be voted.

B. Material Conflicts of Interest.

1.	Portfolio managers and research analysts (“Analysts”) and senior management of each Aberdeen Adviser have an affirmative duty to disclose any personal conflicts such as officer or director positions held by them, their spouses or close relatives in the portfolio company or attempts by the portfolio company to exert influence over such person with respect to their vote. Conflicts based on business relationships or dealings of affiliates of any Aberdeen Adviser will only be considered to the extent that the Aberdeen Adviser has actual knowledge of such business relationships. Details of each conflict are maintained in a Conflicts of Interest Record. The GVT is responsible for referring to the Conflicts of Interest Record to identify whether there is a material conflicts of interest relating to the securities to be voted.

2.	When a material conflict of interest between an Aberdeen Adviser’s interests and its clients’ interests appears to exist, this fact is highlighted by the GVT when the details of the vote are sent to the relevant Analyst. The Analyst may choose among the following options to eliminate such conflict: (1) vote in accordance with these Policies and Procedures if it involves little or no discretion; (2) vote as recommended by a third party service if the Aberdeen Adviser utilizes such a service; (3) “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not Aberdeen clients; (4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies. The Analyst is responsible for documenting their acknowledgement of the conflict, the method used to vote the proxy, and an appropriate rationale for their recommendation.

C. Analysts. The proxy administration process is carried out by the GVT. The GVT ensures that each proxy statement is directed to the appropriate Analyst. If a third party recommendation service has been retained, the GVT will forward the proxy statement to the Analyst with the recommendation highlighted. The Analyst will determine whether to vote as recommended by the service provider or to recommend an alternative and shall advise the GVT. The Analyst may consult with the GVT as necessary. If the Analyst recommends voting against the third party recommendation, he or she is responsible for documenting the reasons for such recommendation and that no conflict of interest influenced such recommendation. If no third party recommendation service is utilized or if no recommendation is provided, the Analyst is responsible for documenting the rationale for his or her vote recommendation. If a material conflict of interest is noted, the Analyst will follow the conflict of interest procedures set forth in Section IV.B.2 above.

D. Vote. The following describes the breakdown of responsibilities between the GVT and the Analyst in voting portfolio securities and the extent to which the Aberdeen Advisers rely on third party service providers.

The GVT is responsible for ensuring that votes for Aberdeen Advisers’ clients are cast in a timely fashion and in accordance with these Policies and Procedures. In addition, the GVT is primarily responsible for administering proxy votes for the US and Canadian Funds which are advised or sub-advised by the Aberdeen Advisers.

Responsibility for considering the substantive issues relating to any vote and for deciding how shares will be voted resides with the relevant Analyst.

The Aberdeen Advisers have engaged ISS, a third party service provider, to provide (1) notification of impending votes; (2) research into non-routine votes, including shareholder resolutions; (3) voting recommendations which may be viewed on-line; and (4) web-based voting. In the absence of any material conflict of interest, the Aberdeen Advisers may either vote in accordance with the ISS recommendation or decline to follow the ISS recommendation based on its own view of the agenda item provided that decisions to vote contrary to the ISS recommendation are documented as set forth in Section IV.C., above. In the event of a material conflict of interest, the Aberdeen Advisers will follow the procedures outlined in Section IV.B.2, above.

E. Review. GVT are responsible for ensuring that proxy materials are received in a timely manner and reconciled against holdings on the record date of client accounts over which the Aberdeen Adviser has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

V. Documentation, Recordkeeping and Reporting Requirements

A. Documentation.

Each Adviser’s Chief Compliance Officer is responsible for implementing and updating these Policies and Procedures;

The GVT is responsible for:

1. Overseeing the proxy voting process;

2. Consulting with portfolio managers/analysts for the relevant portfolio security; and

3. Maintaining manual proxy voting records, if any, and overseeing and reviewing voting execution and recordkeeping by third party providers such as ISS.

B. Record Keeping.

1.	Each Aberdeen Adviser maintains or procures the maintenance of records of all proxies it has voted. As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast by each client account may be maintained by ISS.

A US Fund’s proxy voting record must be filed with the SEC on Form N-PX. Form N-PX must be completed and signed in the manner required, containing a fund’s proxy voting record for the most recent twelve-month period ended June 30th. If an Aberdeen Adviser delegates this reporting responsibility to a third party service provider such as ISS, it will ensure that the third party service provider files Form N-PX accordingly. Aberdeen Advisers shall obtain and maintain an undertaking from ISS to provide copies of proxy voting records and other documents relating to its clients’ votes promptly upon request. Aberdeen Advisers and ISS may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).

2.	As required by Rule 204-2(c), such records will also include: (a) a copy of the Policies and Procedures; (b) a copy of any document created by the Aberdeen Adviser that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (c) each written client request for proxy voting records and the Aberdeen Adviser’s written response to any (written or oral) client request for such records.

3.	Duration. Proxy voting books and records will be maintained in an easily accessible place for a period of five years, the first two in an appropriate office of the Aberdeen Adviser.

C. Reporting. The Aberdeen Advisers will initially inform clients of these Policies and Procedures by summary disclosure in Part 2 of their respective Forms ADV. Upon receipt of a client’s request for more information, the Aberdeen Advisers will provide to the client a copy of these Policies and Procedures and/or, in accordance with the client’s stated requirements, how the client’s proxies were voted during the period requested subsequent to the adoption of these Policies and Procedures. Such periodic reports, other than those required for Funds, will not be made available to third parties absent the express written request of the client. However, to the extent that any Aberdeen Adviser may serve as a subadviser to another adviser to a Client, such Aberdeen Adviser will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

For Canadian investment funds, Aberdeen US, Aberdeen AU and Aberdeen Singapore will assist in preparing annual proxy voting records for the period ending June 30 of each year and will post an annual proxy voting record on each Canadian investment fund’s website no later than August 31 of each year. Upon receipt of a client or securityholder’s request, Aberdeen US, Aberdeen AU or Aberdeen Singapore will make available a copy of these Policies and Procedures and the Canadian investment fund’s proxy voting record, without charge, to any client or securityholder upon a request made by the client or securityholder after August 31.

D. Review of Policies and Procedures. These Policies and Procedures will be subject to review on a periodic basis as deemed appropriate by the Aberdeen Advisers. Any questions regarding the Policies and Procedures should be directed to the Compliance Department of the respective Aberdeen Adviser.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies –

Through January 8, 2013, Baring Asset Management Limited was responsible for the management of the portfolio and the information regarding the portfolio managers is presented below. Effective January 9, 2013, Aberdeen Asset Management Asia Limited was appointed as the investment manager. The information regarding those at Aberdeen Asset Management Asia Limited primarily responsible for the management of the portfolio immediately follows.

Baring Asset Management Limited

Agnes Deng and William Fong are the Fund’s portfolio managers, the persons associated with the Investment Manager who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Agnes is the investment manager of the Baring Hong Kong China Fund and Greater China Fund Inc. She also takes the lead role in Hong Kong China specialist research. Agnes joined Baring Asset Management in 2007 from Standard Life Investment (SLI) in Asia where she was an Investment Director with considerable experience in running portfolios focusing on the Hong Kong China as well as the Asian region. The SLI China Fund she managed consistently ranked in the top quartile positions in the peer group performance surveys. Agnes also worked closely with Standard Life’s asset management joint venture in China and provided recommendations on strategy and asset allocation. Agnes received a BA in English Literature from Xiang Tan University (Hunan) China and an M.B.A. from the McGill University, Montreal, Canada. Agnes was awarded the CFA designation in 2001. She speaks English, Mandarin and Cantonese fluently.

In addition to the Fund, Agnes was also responsible for the day-to-day management of the portfolio of the following accounts as of December 31, 2012:

	Number of Accounts	Number of Accounts with Performance Fee	Assets Under Management ($ US mil)	Assets Under Management with Performance Fee ($ US mil)
Registered Investment Companies	1	—	$21.8	—
Other Pooled Investment Vehicles	6	—	$3,109.4	—
Other Accounts	2	1	$387.7	$258.0

As of December 31, 2012, Agnes did not beneficially own any equity securities in the Fund. Portfolio Managers are compensated via his/her annual salary plus potential for a performance bonus if the majority of the funds managed by the Portfolio Managers and his/her team achieved their excess returns objectives.

William is the lead manager of Baring China Select Fund and Baring China Growth Fund. He also manages a number of dedicated Hong Kong China portfolios including the co-manager role of Greater China Fund, Inc. His research responsibilities include Hong Kong, China and Taiwan. He is also a member of the Technology Global sector team. William joined Baring Asset Management in 2004 from Primasia Securities where as an Investment Analyst specialising on Taiwanese stocks. He received a B.B.A. (Hons.) in Finance from The Chinese University of Hong Kong. William was awarded the CFA designation in 2003. He is fluent in Cantonese, English and Mandarin.

In addition to the Fund, William was also responsible for the day-to-day management of the portfolio of the following accounts as of December 31, 2012:

	Number of Accounts	Number of Accounts with Performance Fee	Assets Under Management ($ US mil)	Assets Under Management with Performance Fee ($ US mil)
Registered Investment Companies	—	—	—	—
Other Pooled Investment Vehicles	6	—	$3,109.4	—
Other Accounts	1	1	$258.0	$258.0

As of December 31, 2012, William did not beneficially own any equity securities in the Fund. Portfolio Managers are compensated via his/her annual salary plus potential for a performance bonus if the majority of the funds managed by the Portfolio Managers and his/her team achieved their excess returns objectives.

There are no material conflicts which arise between the management of The Greater China Fund, Inc. versus other funds.

Aberdeen Asset Management Asia Limited

(a)(1) The information in the table below is as of February 26, 2013.

Individual & Position	Services Rendered	Past Business Experience
Hugh Young Managing Director Aberdeen Asset Management Asia Limited	Responsible for overseeing Asian and Australian equities portfolio management.	Established Aberdeen Asset Management Asia Limited in 1992 as the Aberdeen Group’s Asia-Pacific headquarters and is currently the Managing Director of the Singapore-based entity.

Nicholas Yeo Director and Head of Equities Asia Equities – Hong Kong	Responsible for overseeing China and Hong Kong equities portfolio management and Chinese equities research	Nicholas joined Aberdeen in 2000 through the acquisition of Murray Johnstone. He was seconded to the London Global Emerging Market team for two years where he covered EMEA and Latin American companies, before returning to the Asian equities team in Singapore in March 2004. In March 2007, he transferred to Hong Kong to lead a team that focuses on Chinese equities research.

Kathy Xu Investment Manager Asia Equities – Hong Kong	Responsible for China and Hong Kong equities portfolio management.	Joined Aberdeen in 2007 upon graduation. Kathy graduated with a BA in Economics from Fudan University, China and a MSc in Economics (Distinction) from University of Hong Kong.

Flavia Cheong Investment Director Asia Equities - Singapore	Responsible for company research and oversight of portfolio construction.	Joined Aberdeen in 1996. Before joining Aberdeen, she was an economist with the Investment Company of the People’s Republic of China, and earlier with the Development Bank of Singapore.

Frank Tian Assistant Investment Manager Asia Equities – Hong Kong	Responsible for assisting in China and Hong Kong equities portfolio management.	Joined Aberdeen in 2008 having completed an internship with the Emerging Market Equity team in summer of 2007. Frank graduated with a BSc (Hons) in Economics from the London School of Economics.

(a)(2) The following table provides information about portfolios and accounts for which Portfolio Managers are primarily responsible for the day-to-day portfolio management as of December 31, 2012:

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($ Millions)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($ Millions)
Hugh Young	Registered Investment Companies	16	$12,808.79	0	$0
	Pooled Investment Vehicles	79	$66,839.98	2	$198.54
	Other Accounts	122	$45,673.28	9	$2,777.18
Nicholas Yeo	Registered Investment Companies	16	$12,808.79	0	$0
	Pooled Investment Vehicles	79	$66,839.98	2	$198.54
	Other Accounts	122	$45,673.28	9	$2,777.18
Kathy Xu	Registered Investment Companies	16	$12,808.79	0	$0
	Pooled Investment Vehicles	79	$66,839.98	2	$198.54
	Other Accounts	122	$45,673.28	9	$2,777.18
Flavia Cheong	Registered Investment Companies	16	$12,808.79	0	$0
	Pooled Investment Vehicles	79	$66,839.98	2	$198.54
	Other Accounts	122	$45,673.28	9	$2,777.18
Frank Tian	Registered Investment Companies	16	$12,808.79	0	$0
	Pooled Investment Vehicles	79	$66,839.98	2	$198.54
	Other Accounts	122	$45,673.28	9	$2,777.18

Total assets are as of December 31, 2012 and have been translated to U.S. dollars at a rate of £1.00 = $1.63.

The portfolio managers’ management of other registered investment companies, other pooled investment vehicles, and other accounts may give rise to potential conflicts of interest in connection with their management of the Registrant’s investments, on the one hand, and the investments of these other accounts, on the other. These other accounts may have the same investment objective as the Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Investment Manager believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Investment Manager has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, pooled investment vehicles and other accounts managed by the same portfolio manager may compensate the Investment Manager or its affiliates based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Registrant also may be appropriate for other investment accounts managed by the Investment Manager or its affiliates. Whenever decisions are made to buy or sell securities by the Registrant and one or more of the other accounts simultaneously, the Investment Manager may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregations and allocation policies could have a detrimental effect on the price or amount of the securities available to the Registrant from time to time, it is the opinion of the Investment Manager that the benefits from the Investment Manager organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Registrant has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(a)(3) Aberdeen Asset Management PLC’s (“Aberdeen”) remuneration policies (the “Policy”) are designed to support our business strategy, as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for our clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

The policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the Group’s overall performance and profitability. Consideration is also given to the level so f bonuses paid in the market. Individual awards which are payable to all members of staff are non-pensionable, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in AAM PLC or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Any increase is to reflect inflation and is applied in a manner consistent with other Group employees; any other increases must be justified by reference to promotion or changes in responsibilities. The Policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies.

Annual Bonus

The Policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The Remuneration Committee determines the KPI’s that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

The deferral policy is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process looks at all of the ways in which an individual has contributed to the Aberdeen Group, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, the Aberdeen Group takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts they manage.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen Group also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-

oriented managers will thus find it difficult to thrive in the Aberdeen Group’s environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Long-Term Incentives

As part of an effective remuneration package, a long-term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving their performance and thereby increasing the value of the Aberdeen Group for the benefit of shareholders. Long-term incentive plans can be either fund or share based and typically vest over one, two and three year periods.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in
Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities made in the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits

(a)(1)	Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is incorporated by reference herein from Exhibit EX-99 CODEETH to the registrant’s Report on Form N-CSR filed March 10, 2004 (Accession Number: 0001047469-04-007323)(SEC File No. 811-06674).

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Greater China Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date February 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Alan R. Goodson
Alan R. Goodson
President and Principal Executive Officer

Date February 26, 2013

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date February 26, 2013

*	Print the name and title of each signing officer under his or her signature.